                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 31, 2007
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

         Delaware                     1-106                   38-1799862
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

    140 Greenwich Avenue, 4th Floor, Greenwich, CT               06830
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 31, 2007,  The LGL Group,  Inc.,  an Indiana  corporation  ("LGL
Indiana") was merged (the "Merger") with and into its  wholly-owned  subsidiary,
The LGL Group,  Inc., a Delaware  corporation ("LGL  Delaware"),  pursuant to an
Agreement and Plan of Merger (the "Merger  Agreement") dated August 28, 2007 and approved  by the  shareholders  of LGL  Indiana  at its 2007  Annual  Meeting of
Shareholders held on August 28, 2007. As a result of the Merger, LGL Indiana and
LGL Delaware became a single  corporation  named The LGL Group,  Inc.,  existing under  and  governed  by the  laws of the  State  of  Delaware  (the  "Surviving
Entity").

      Under the terms of the Merger,  each share of common  stock of LGL Indiana issued  and  outstanding  was  exchanged  for one share of  common  stock of LGL
Delaware,  such that all former  holders of  securities  of LGL  Indiana are now holders of  securities  of the  Surviving  Entity.  As no  physical  exchange of certificates  is required in connection with the Merger,  certificates  formerly representing  shares of issued and  outstanding  common stock of LGL Indiana are deemed to represent  the same number of shares of common stock of the  Surviving
Entity.

      Additionally,   under  the  terms  of  the  Merger,   the  Certificate  of
Incorporation   and  By-Laws  of  LGL  Delaware   became  the   Certificate   of
Incorporation  and By-Laws of the Surviving Entity (the "Formation  Documents"),
and the  directors and officers of LGL Indiana  immediately  prior to the Merger became the directors and officers of the Surviving Entity.

      Upon consummation of the Merger,  the Surviving  Entity's common stock was deemed to be registered  under Section 12(b) of the  Securities  Exchange Act of
1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a),  the Surviving  Entity is the successor issuer to LGL Indiana.
The Surviving  Entity's  common stock will continue to be quoted on the American
Stock Exchange under the symbol "LGL."

      The  foregoing  descriptions  of  the  Merger  Agreement,  Certificate  of
Incorporation,  and By-Laws are not complete and are qualified in their entirety by  reference  to the full  text of such  documents,  copies  of which are filed herewith and are incorporated herein by reference.

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITIES HOLDERS.

      The Formation Documents, along with the laws of the State of Delaware, now govern the  affairs  of the  Surviving  Entity  and the rights of the  Surviving
Entity's  stockholders.  For  additional  information  regarding  the  Formation
Documents  and  their  impact  on the  rights  of  securities  holders,  see the disclosure set forth under Item 1.01,  which is  incorporated  by reference into this Item 3.03.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL
            YEAR.

      The  information  contained  in Items  1.01 and  3.03 is  incorporated  by reference into this Item 5.03.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS

      Exhibit No.       Exhibits
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      2.1               Agreement  and Plan of Merger  between  The LGL Group,
                        Inc., an Indiana  corporation and The LGL Group, Inc.,
                        a Delaware corporation, dated as of August 28, 2007.

      3.1               Certificate of Incorporation of The LGL Group, Inc.

      3.2               By-laws of The LGL Group, Inc.

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                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

August 31, 2007

                               THE LGL GROUP, INC.

                                By: /s/ Jeremiah M. Healy
                                    --------------------------------------------
                                    Name:  Jeremiah M. Healy
                                    Title: President and Chief Executive Officer

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